UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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The India Fund, Inc.

(Name of Registrant as Specified In Its Charter)

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The India Fund, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

May 23, 2017

Dear Stockholder:

We are pleased to enclose the notice and proxy statement for the Annual Meeting of Stockholders (the “Meeting”) of The India Fund, Inc. (NYSE: IFN; the “Fund”) to be held on Wednesday, June 21, 2017, at the offices of Aberdeen Asset Management Inc., 1735 Market St., 32nd Floor, Philadelphia, PA 19103, at 10:30 a.m., Eastern time.

At the Meeting, you will be asked to vote on the election of two Directors.

After careful consideration, the Board of Directors of the Fund, including all of the Independent Directors, recommends that you vote “FOR” the election of each of the nominees.

Whether or not you intend to attend the Meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope or by following the instructions on your proxy card to vote by telephone or over the Internet. Please familiarize yourself with the proposal and vote immediately, even if you plan to attend the Meeting.

If your completed proxy card is not received, you may be contacted by representatives of the Fund, the Fund’s transfer agent, or the Fund’s proxy solicitor, Georgeson Inc. (“Georgeson”). Georgeson has been engaged to assist the Fund in soliciting proxies. Representatives of Georgeson will remind you to vote your shares. You may also call the number provided on your proxy card for additional information.

As always, we thank you for your confidence and support.

Sincerely,

Alan R. Goodson
President

The India Fund, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 21, 2017

May 23, 2017

To the Stockholders:

An Annual Meeting of Stockholders (the “Meeting”) of The India Fund, Inc. (the “Fund”) will be held on Wednesday, June 21, 2017, at the offices of Aberdeen Asset Management Inc., 1735 Market St., 32nd Floor, Philadelphia, PA 19103, at 10:30 a.m., Eastern time, for the purpose of considering and voting upon proposals to:

1.	Elect two Class II Directors to the Board of Directors.

2.	Transact such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

The close of business on April 28, 2017 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By order of the Board of Directors,

Megan Kennedy
Vice President and Secretary

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or to vote promptly by telephone or over the Internet according to the instructions on the enclosed proxy card, no matter how large or small your holdings may be.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts	Valid Signature

ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

The India Fund, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

PROXY STATEMENT

This proxy statement is furnished in connection with a solicitation by the Board of Directors of The India Fund, Inc. (the “Fund”) of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at the offices of Aberdeen Asset Management Inc., 1735 Market St., 32nd Floor, Philadelphia, PA 19103, on Wednesday, June 21, 2017, at 10:30 a.m., Eastern time, and at any adjournments or postponements thereof (the “Meeting”), for the purpose set forth in the accompanying Notice of Annual Meeting of Stockholders.

This proxy statement and the accompanying form of proxy are first being mailed to Stockholders on or about May 23, 2017.

At the Meeting, Stockholders will vote on a proposal to elect two Class II Directors to the Board of Directors.

This Proxy Statement sets forth concisely the information Stockholders of the Fund should know before voting on the proposal. Please read it carefully and retain it for future reference. The Fund’s Annual Report, containing financial statements for the fiscal year ended December 31, 2016, as filed on Form N-CSR, is available free of charge by contacting Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, by calling 1-800-522-5465 toll-free or on the Internet at www.aberdeenIFN.com. Information about the Fund is included in this proxy statement. Reports and other information filed by the Fund can be inspected in person at the Public Reference Room maintained by the Securities and Exchange Commission (the “SEC”) at the address below, and copies of such materials can be obtained from the Public Reference Branch at the address below. In addition, shares of common stock of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “IFN.” Reports and other information concerning the Fund can be inspected by contacting the NYSE at New York Stock Exchange, Inc., 11 Wall Street, New York, New York 10005. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, the Fund files reports and other information, including proxy materials and charter documents, with the SEC.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Branch Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, D.C. 20549 (duplicating fee required)

By Email:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

Stockholders who execute proxies retain the right to revoke them in person at the Meeting, by written notice received by the Secretary of the Fund at any time before they are voted or by delivering a duly executed proxy bearing a later date. Proxies that are not revoked will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR each of the nominees for Director.

The close of business on April 28, 2017 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Each Stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

On the record date, there were 28,403,610 shares of the Fund’s common stock outstanding.

Whether or not a quorum is present at the Meeting, the Chairman of the Meeting, without notice other than by announcement at the Meeting, may adjourn the Meeting to a date not more than 120 days after the original record date. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum. For purposes of the election of Directors, abstentions and “broker non-votes” will not be considered votes cast and will not affect the majority vote required for Directors.

Stockholders who plan to attend the Meeting will be required to provide valid identification in order to gain admission.

The Board of Directors of the Fund knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The principal business address of the Fund is 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

The date of this Proxy Statement is May 23, 2017.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on June 21, 2017:

The proxy statement and related materials are available at

www.aberdeenIFN.com

PROPOSAL 1. ELECTION OF DIRECTORS

Background

In accordance with the Fund’s Charter, the Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, Stockholders will be asked to elect two Class II Directors, each to hold office until the 2020 Annual Meeting of Stockholders, or thereafter until their respective successors are elected and qualified. Mr. Stéphane R.F. Henry currently serves as a Class II Director. Mr. Henry has advised the Board that he will not seek re-election from the Fund’s stockholders. Mr. Henry’s term therefore will expire at the Meeting. The Fund’s Board of Directors expects to reduce its size following the expiration of Mr. Henry’s term. Stockholders will not be asked to elect any Class I or Class III Directors, as the terms of office of the Class I Directors and the Class III Directors expire at the 2018 and 2019 Annual Meeting of Stockholders, respectively, or thereafter until their respective successors are duly elected and qualified. These staggered terms have the effect of limiting the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors and could have the effect of depriving Stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Mr. Luis F. Rubio and Mr. Leslie H. Gelb are the nominees for election as Class II Directors. Their qualifications are described in more detail below. Mr. Rubio and Mr. Gelb have been members of the Fund’s Board of Directors since 1999 and 1994, respectively.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees listed below. The nominees have consented to their being named in this proxy statement and have indicated that they will serve if elected. If a nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named as proxies in their discretion.

The following tables provide information concerning the nominees for election as Class II Directors:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Nominee (including the Fund)	Other Board Memberships Held by Nominee During Past Five Years

Nominees to serve as Class II Directors until the 2020 Annual Meeting of Stockholders

Independent Directors / Nominees

Leslie H. Gelb c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1937	Director and Member of the Audit and Nominating Committees	Since 1994	President Emeritus of The Council on Foreign Relations since 2003. Previously, a Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, of The New York Times, as well as a senior official in the departments of State and Defense.	2	Director of 27 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates and The Asia Tigers Fund, Inc.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Nominee (including the Fund)	Other Board Memberships Held by Nominee During Past Five Years

Luis F. Rubio c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1955	Director and Member of the Audit and Nominating Committees	Since 1999	Chairman of Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) since 2000. He is also a frequent contributor of op-ed pieces to The Wall Street Journal and the author and editor of 48 books.	2	Director of one registered investment company advised by Advantage Advisers L.L.C. or its affiliates and The Asia Tigers Fund, Inc.; Director of Coca-Cola Femsa.

The following table provides information concerning the Class II Director currently serving until the 2017 Annual Meeting of Shareholders:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Nominee (including the Fund)	Other Board Memberships Held by Nominee During Past Five Years

Stéphane R. F. Henry c/o Cim Fund Services Ltd. 33, Edith Cavell Street Port Louis, Mauritius Birth Year: 1967	Director and Member of the Audit and Nominating Committees	Since 2004	Chief Executive Officer and Managing Director of Investment Professionals Ltd. (investment management) since 2005 and a Director of Ipro Growth Fund Ltd. since 2011.	1	Director of Ipro Growth Fund Ltd, Ipro Funds Ltd, and Arisaig Partners (Mauritius) Ltd.

The following tables provide information concerning the Class I and Class III Directors currently serving until the years 2018 and 2019 Annual Meetings of Stockholders, respectively:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director (including the Fund)	Other Board Memberships Held by Director During Past Five Years

Class I Directors serving until the 2018 Annual Meeting of Stockholders

Independent Directors

Jeswald W. Salacuse c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1938	Director, Chairman of the Board of Directors and Chairman of the Audit and Nominating Committees	Since 1993	Henry J. Braker Professor of Commercial Law at The Fletcher School of Law & Diplomacy, Tufts University, since 1986. He has also served as International Arbitrator, Arbitration Tribunal, ICSID, World Bank since 2004.	2	Director of The Asia Tigers Fund, Inc. and former Director of 30 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.

Nisha Kumar c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Director, Audit Committee and Nominating Committee Member	Since 2016	Nisha Kumar has been a Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group LLC since 2011. She was previously Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. during 2011. From 2007 to 2009, Ms. Kumar served as Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. Nisha is a member of the Council on Foreign Relations and serves as a board member to the following organizations: GB Flow Investment LLC, EDAC Technologies Corp., Nordco Holdings, LLC, and SEKO Global Logistics Network, LLC.	2	Director of The Asia Tigers Fund, Inc.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director (including the Fund)	Other Board Memberships Held by Director During Past Five Years

Interested Director

Martin Gilbert[1] c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1955	Director	Since 2012	Founding Director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. Director (1991-2014) Aberdeen Asset Management Asia Limited; and Director (2000-2014), Aberdeen Asset Management Limited. He has been a Director from 1995 to 2014, and was President from 2006 to 2014 of Aberdeen Asset Management, Inc.	28	Trustee of Aberdeen Funds, Director of The Asia Tigers Fund, Inc., Aberdeen Asia Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., and Aberdeen Asia-Pacific Income Investment Company Limited.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director (including the Fund)	Other Board Memberships Held by Director During Past Five Years

Class III Directors serving until the 2019 Annual Meeting of Stockholders

Independent Directors

J. Marc Hardy[2] c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1954	Director, Audit Committee and Nominating Committee Member	Since 2002	Mr. Hardy is a qualified stockbroker and has been providing investment advice to pension and investment funds for many years through Axys Capital Management. Since October 2010, he is the investment manager of NMHGSF, a large pension fund, and acts as Treasurer to a large group where he uses extensively derivatives products to manage foreign exchange risk and improve profitability. Mr. Hardy has served as a member of the Board Investment Committee of Mauritius Union Group since January 2012, and is a member of several investment committees for highly reputable institutions.	2	Director of MDA Properties Ltd of the ENL Group, The Asia Tigers Fund, Inc., and Independent Director of CAM-GTF Limited and CAM-GTI Limited.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director (including the Fund)	Other Board Memberships Held by Director During Past Five Years

Nancy Yao Maasbach c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Director, Audit Committee and Nominating Committee Member	Since 2016	Nancy Yao Maasbach is the President of the Museum of Chinese in America. Prior to this position she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. Nancy has over twenty years of experience working in and covering Asia, including positions at Goldman Sachs & Co., Center for Finance and Research Analysis, and the Council on Foreign Relations. Nancy is a member of the Council on Foreign Relations.	2	Director of The Asia Tigers Fund, Inc.

Interested Director

Hugh Young[3] c/o Aberdeen Asset Management Asia Limited 21 Church St. #01-01 Capital Square Two Singapore 049481 Year of Birth: 1958	Director	Since 2012	A member of the Executive Management Committee and Director of Aberdeen Asset Management PLC since 1991 and 2011, respectively. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.	2	Director of Aberdeen Australia Equity Fund, Inc.

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Funds, and Aberdeen Investment Funds have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with Aberdeen Asset Management Asia Limited, the Fund’s investment manager, and may thus be deemed to be part of the same “Fund Complex.”
[1]

Mr. Gilbert is an “interested person,” as defined in the 1940 Act because he serves as Chief Executive of Aberdeen Asset Management PLC, the parent company of the Fund’s investment manager and administrator.

[2]

Mr. Hardy has advised the Board of Directors that he intends to resign from the Board of Directors effective at the Meeting. The Board of Directors expects to reduce its size following the effectiveness of Mr. Hardy’s resignation.

[3]	Mr. Young is an “interested person,” as defined in the 1940 Act because he serves as Managing Director of Aberdeen Asset Management Asia Limited, the Fund’s investment manager.

Each Director was selected to join the Board based on a variety of factors including, but not limited to, the Director’s ability to carry out his or her duties as a Director, the Director’s background, business and professional experience, qualifications and skills. Each Director possesses the following specific characteristics: Mr. Gelb has academic and foreign affairs experience and has served as a board member of other investment companies; Mr. Hardy has financial and international experience and other experience as a board member of various organizations; Mr. Henry has international business and investment experience and has served on boards of other investment companies; Ms. Kumar has financial and accounting experience as the chief financial officer of other companies and experience as a board member of private equity funds; Ms. Maasbach has financial and research analysis experience in and covering the Asia region and experience in world affairs; Mr. Rubio has business and academic experience as president of a not-for-profit think tank focused on Mexico’s economic and democratic development and has served as a board member of other investment companies; Mr. Salacuse has academic and foreign affairs experience and has served as a board member of other investment companies; Mr. Gilbert is a founder and CEO of a global asset management company with experience as a board member of other investment trusts and a member of several financial organizations; and Mr. Young is the managing director of the Fund’s investment manager in the Asia region and has served as a board member of other investment companies. The Board has determined that Mr. Hardy and Ms. Kumar are each an “audit committee financial expert” as explained further below.

Director Compensation

Under the federal securities laws, the Fund is required to provide to Stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the investment manager or an affiliate of the investment manager during the Fund’s prior fiscal year. The following table provides information concerning the approximate compensation paid as a retainer and for meetings held during the fiscal year ended December 31, 2016 to each Director of the Fund and the aggregate compensation paid to them from all registered funds in the Aberdeen Fund Complex as retainers and for meetings held during the fiscal year ended December 31, 2016. The Fund does not provide any pension or retirement benefits to Directors.

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment manager or that have an investment manager that is an affiliated person of the investment manager of any of the other registered investment companies. Investment companies are considered to be in the same family if they share the same investment manager or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers or Directors, respectively, although they are reimbursed by the Fund for reasonable out-of-pocket travel expenses for attending Board meetings.

Name of Director	Aggregate Compensation from Fund	Total Compensation from Other Funds Advised by Adviser	Total Compensation from Fund and Fund Complex
Leslie H. Gelb	$56,500	$12,250	$68,750
Martin Gilbert*	$0	$0	$0
J. Marc Hardy	$56,500	$12,250	$68,750
Stéphane R. F. Henry	$56,500	$0	$56,500
Nisha Kumar	$56,500	$12,250	$68,750
Nancy Yao Maasbach	$56,500	$9,823	$66,323
Luis F. Rubio	$56,500	$12,250	$68,750
Jeswald W. Salacuse	$74,000	$14,750	$88,750
Hugh Young*	$0	$0	$0

*	Messrs. Gilbert and Young are Interested Directors

Beneficial Share Ownership

Based upon a review of the most recent filings made pursuant to Section 13 of the 1934 Act, as of April 28, 2017, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% of more of the outstanding shares of the Fund:

Shares	Percentage	Name	Address
3,072,070	10.81%	Lazard Asset Management LLC	30 Rockefeller Plaza New York, New York 10112
2,538,820	8.93%	City of London Investment Group	77 Gracechurch St. London EC 3V 0AS England

As of April 28, 2017, Cede & Co., a nominee for participants in The Depository Trust Company, held of record 28,211,018 shares, equal to approximately 99.32% of the outstanding shares of the Fund.

Ownership of Securities

The following table provides information concerning the number and dollar range of equity securities beneficially owned by each Director or nominee as of April 28, 2017:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to Be Overseen by Director or Nominee in Aberdeen Family of Investment Companies(1)
Directors
Martin Gilbert	$10,001-$50,000	$10,001-$50,000
Leslie H. Gelb	$10,001-$50,000	$10,001-$50,000
J. Marc Hardy	$10,001-$50,000	$10,001-$50,000
Stéphane R. F. Henry	$10,001-$50,000	$10,001-$50,000
Nisha Kumar	$10,001-$50,000	$10,001-$50,000
Nancy Yao Maasbach	$0-$10,000	$0-$10,000
Hugh Young	$10,001-$50,000	$10,001-$50,000

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to Be Overseen by Director or Nominee in Aberdeen Family of Investment Companies(1)
Luis F. Rubio	$10,001-$50,000	$10,001-$50,000
Jeswald W. Salacuse	$10,001-$50,000	$10,001-$50,000
All Directors and Executive Officers (as a group)	Over $100,000	Over $100,000

(1)

“Aberdeen Family of Investment Companies” means those registered investment companies that share Aberdeen Asset Management Asia Limited, the Fund’s investment manager, or an affiliate as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of April 28, 2017, the holdings of no Director or executive officer, nor the Directors and executive officers of the Fund as a group, represented more than 1% of the outstanding shares of the Fund’s common stock. At April 28, 2017, no Director or nominee for election as Director who is not an “interested person” of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, owned beneficially or of record any shares of Aberdeen Asset Management Asia Limited (“AAMAL”), the Fund’s investment manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with AAMAL.

Responsibilities of the Board of Directors

The Board of Directors is responsible under applicable state law for overseeing generally the operation of the Fund. The Directors oversee the Fund’s operations by, among other things, meeting at regularly scheduled meetings and as otherwise needed with the Fund’s management and evaluating the performance of the Fund’s service providers including AAMAL, the Fund’s custodian, and the transfer agent. As part of this process, the Directors consult with the Fund’s independent registered public accounting firm, and the directors who are not considered to be “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), consult with their own separate independent counsel.

The Directors regularly review the Fund’s financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses to determine if they are reasonable and competitive in light of the services being received, while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund’s management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, AAMAL and its affiliates and other funds and clients managed by AAMAL with the objective that the Fund will be managed in a manner that is in the best interest of the Fund’s Stockholders.

The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. Furthermore, the Board of Directors has a standing Audit Committee and a Nominating Committee, which meet periodically during the year and the responsibilities of which are described below, each composed entirely of Directors who are not “interested persons” of the Fund,

AAMAL or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards.

Officers of the Fund

The executive officers of the Fund are chosen annually to hold office until the next year and until their successors are chosen and qualified. The current executive officers of the Fund are:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Alan Goodson* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1974	President	Since 2011	Currently, Head of Product US, overseeing Product Management, Product Development, and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is a Director and Vice President of AAMI. He joined Aberdeen in 2000.

Jeffrey Cotton* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1977	Vice President and Chief Compliance Officer	Since 2011	Currently, Director, Vice President and Head of Compliance – Americas for AAMI. Mr. Cotton joined Aberdeen in 2010.

Joseph Andolina* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Year of Birth: 1978	Vice President – Compliance	May 2017

Currently Deputy Head of Compliance – Americas & U.S. Counsel for AAMI. He joined Aberdeen in 2012. Prior to that, he was an associate attorney in the Investment Management Group of Drinker Biddle & Reath LLP (law firm) (2008-2011)

Lucia Sitar* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1971	Vice President and Chief Legal Officer	Since 2012	Currently, Managing U.S. Counsel and Vice President for AAMI. Ms. Sitar joined AAMI in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Megan Kennedy* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1974	Vice President and Secretary	Since 2011	Currently, Head of Product Management for AAMI since 2009. Ms. Kennedy joined AAMI in 2005.

Adrian Lim* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1971	Vice President	Since 2012	Currently, Senior Investment Manager on the Asian Equities Team. Adrian joined Aberdeen in 2000 as a manager in private equity on the acquisition of Murray Johnstone and transferred to his current position soon after.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Bev Hendry* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1953	Vice President	Since 2014	Currently, Chief Executive of Americas. He previously held the positions of Co-Head ofAmericas and Chief Financial Officer for AAMI until 2016. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen in July 2014 from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.

Jennifer Nichols* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1978	Vice President	Since 2011	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Ms. Nichols is Director and Vice President for AAMI. Previously, Ms. Nichols served as Head of Legal-Americas from 2010-2012. Ms. Nichols joined AAMI in 2006.

Christian Pittard* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1973	Vice President	Since 2011	Currently, Group Head of Product Opportunities for Aberdeen Asset Management PLC and Director of Aberdeen Asset Managers Limited since 2010. Previously, Director and Vice President (2006-2008) and, Chief Executive Officer (from October 2005 to September 2006) of AAMI.

Andrea Melia* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1969	Treasurer	Since 2011	Currently, Vice President and Head of Fund Administration-US for AAMI (since 2009).

Kasey Deja* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1979	Assistant Secretary	Since 2012	Currently, Senior Product Manager within Product Management for AAMI since 2011. Ms. Deja joined Aberdeen in 2005.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Sharon Ferrari* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2013	Currently, Senior Fund Administration Manager for AAMI. Ms. Ferrari joined AAMI as a Senior Fund Administrator in 2008.

*	Messrs. Goodson, Cotton, Andolina, Lim, Hendry, and Pittard and Mses. Sitar, Melia, Kennedy, Nichols, Deja, and Ferrari, hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Singapore Fund Inc., The India Fund Inc., The Asia Tigers Fund Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Funds and Aberdeen Investment Funds each of which may also be deemed to be a part of the same “Fund Complex.”

Audit Committee

The Fund’s Audit Committee is composed entirely of Directors who are not “interested persons” of the Fund, AAMAL or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Currently, Mr. Salacuse is the Chairman and Messrs. Gelb, Hardy, Henry, and Rubio and Mses. Kumar and Maasbach are members of the Audit Committee. Messrs. Henry’s and Hardy’s service on the Audit Committee will end effective at the Meeting. The Audit Committee convened four times during the fiscal year ended December 31, 2016. The principal functions of the Audit Committee are to appoint and retain the Fund’s independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered, and any comments or recommendations the independent registered public accounting firm might want to make in that connection. The Board has determined that Mr. Hardy and Ms. Kumar are each an “audit committee financial expert,” as defined in Section 401(h) of Regulation S-K. The Fund adopted an Audit Committee Charter in February 2000, which was most recently amended in May 2015. The Audit Committee Charter states that no member of the Audit Committee may serve on the audit committees of more than three public companies, including the Fund, unless the Board of Directors determines that such simultaneous service would not impair the ability of such member to serve on the Audit Committee effectively. For purposes of this determination, service on multiple audit committees within the same fund complex, such as service on the Audit Committee of the Fund and the audit committee of The Asia Tigers Fund, Inc., is counted as service on a single audit committee. The Board of Directors has determined that the service by Messrs. Hardy and Gelb on the audit committees of more than two other public companies does not impair each of their ability to serve effectively on the Fund’s Audit Committee. The Fund’s amended and restated Audit Committee Charter was attached as Appendix A to the 2016 proxy statement.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Pursuant to the Fund’s Audit Committee Pre-Approval Policy, the Audit Committee pre-approved all audit and non-audit services provided by PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, to the Fund in 2016. As set forth in the Audit Committee Pre-Approval Policies, the Audit Committee has authorized the Chairman of the Audit Committee to pre-approve certain services to be performed by PwC, as necessary, between Audit Committee meetings which would then be presented to the full Audit Committee at its next regularly scheduled meeting. A representative of PwC will be available at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

Nominating Committee

The Nominating Committee is composed entirely of Directors who are not “interested persons” of the Fund, AAMAL or its affiliates within the meaning of the 1940 Act and who are “independent” as defined in the NYSE listing standards. Currently, Mr. Salacuse is the Chairman and Messrs. Gelb, Hardy, Henry, and Rubio and Mses. Kumar and Maasbach are members of the Nominating Committee. Messrs. Henry’s and Hardy’s service on the Nominating Committee will end effective at the Meeting. This Committee met two times during the fiscal year ended December 31, 2016. The principal function of the Nominating Committee is to select and nominate persons for election as Directors of the Fund. The Fund’s Nominating Committee Charter was attached as Appendix B to the 2016 proxy statement.

The Nominating Committee identifies potential nominees through its network of contacts. While the Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote, the Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard).

In identifying and evaluating nominees, the Nominating Committee considers factors it deems relevant, which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Directors of the Fund; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating Committee does not have a formal diversity policy but may also consider diversity of professional experience, education and skills when evaluating potential nominees. The Nominating Committee will accept nominations for the office of Director made by Fund Stockholders. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. There are no differences in the manner in which the Nominating Committee evaluates nominees based on whether such nominees are recommended by a Stockholder.

The Fund does not pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The Nominating Committee did not receive a recommended nominee from a Stockholder who beneficially owned, or a group of Stockholders who beneficially owned, more than 5% of the Fund’s shares for at least one year as of the date the recommendation to elect the two Director nominees was made.

Governance

On September 23, 2015, the Fund announced that its Board of Directors approved changes to its corporate governance practices. Specifically, the Board approved an amendment to the Fund’s By-Laws, effective September 30, 2015, to provide for the election of Directors by a majority of the votes cast at a meeting of Stockholders at which a quorum is present, except in contested elections, where a Director shall be elected by a plurality vote. The Fund’s By-laws previously provided that Directors be elected by a plurality vote in all Director elections.

At the same time, the Board also adopted certain corporate governance policies for the Fund, effective September 30, 2015. The corporate governance policies include (i) a resignation policy, which generally provides that a Director who does not receive a majority of votes cast “For” his or her election at a meeting of Stockholders shall be deemed to have tendered his or her resignation, subject to the Board’s acceptance or rejection of such resignation, which Board determination will be disclosed publicly to Fund Stockholders; and (ii) a policy requiring that after an Independent Director has served on the Board for three consecutive three-year terms following the later of the appointment of the Fund’s then-current investment manager and the initial election of the Director by the Fund’s Stockholders, the Director will be put forth for consideration by Stockholders annually. The failure to obtain a majority of votes cast will trigger the resignation policy described above. Although the charter of the Fund provides that the Board be classified into three classes with the Directors in each class having a term of three years, under the new corporate governance policies, Directors are agreeing to submit to annual elections once they have completed the three consecutive three-year terms noted above.

Board Meetings

During the fiscal year ended December 31, 2016, the Board of Directors held four regular meetings and zero special meetings. Each Director attended at least 75% of the meetings of the Board or the committee(s) of the Board on which he served.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act, and Section 30(h) of the 1940 Act in combination require the Fund’s Directors and Officers, persons who own more than ten percent of the Fund’s common stock, and AAMAL and its directors and officers, to file reports of ownership and changes in ownership of the Fund’s securities with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file.

Based solely on a review of those forms furnished to the Fund, and written representations from certain reporting persons, to the Fund’s knowledge, during the fiscal year ended December 31, 2016, such forms were filed on a timely basis.

Report of the Audit Committee

The Audit Committee reports that it has: (i) reviewed and discussed the Fund’s audited financial statements for the fiscal year ended December 31, 2016 with management; and (ii) discussed with PwC, the Fund’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (“SAS 61”). SAS 61 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (iv) disagreements with management over the application of accounting principles and certain other matters.

The Audit Committee also reports that it previously received (i) written confirmation from PwC that it is independent and (ii) written disclosures regarding such independence as required by the Public Company Accounting Oversight Board Rule 3526 and discussed with PwC the independent registered public accounting firm’s independence. In addition, the Audit Committee has reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to: AAMAL, the Fund’s investment manager as of December 19, 2011, and any entity controlling, controlled by or under common control with AAMAL that provided services to the Fund. As part of this review, the Audit Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Audit Committee presents this report to the Board of Directors and recommends that the Fund’s audited financial statements be included in the Fund’s annual report to stockholders for the fiscal year ended December 31, 2016 and filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Fund’s Board of Directors

Nisha Kumar

Nancy Yao Maasbach

Leslie H. Gelb

Luis F. Rubio

Jeswald W. Salacuse

Stéphane R.F. Henry

J. Marc Hardy

February 21, 2017

Required Vote

As announced on September 23, 2015, Directors are now elected by a majority of all the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. A “majority of the votes” cast means that the number of shares voted “FOR” a Director must exceed the number of votes cast “AGAINST” that Director. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast either “FOR” or “AGAINST” that Director’s election, and do not affect the majority vote required for Directors.

Please note that unless otherwise instructed, the proxies will vote FOR each nominee for Director.

The Directors, including the Independent Directors, recommend that Stockholders vote “FOR” each nominee for Director.

ADDITIONAL INFORMATION

Service Providers

AAMAL currently serves as the Fund’s investment manager. The address of AAMAL is 21 Church Street, #01-01, Capital Square Two, Singapore 049480. AAMAL is a wholly-owned subsidiary of Aberdeen Asset Management PLC. On March 6, 2017, the Boards of Standard Life plc and Aberdeen Asset Management PLC announced that they had reached an agreement on the terms of a recommended all-share merger (“Merger”). Following the completion of the Merger, Aberdeen Asset Management PLC shareholders would own approximately one-third of the combined group while Standard Life plc shareholders would own approximately two-thirds. The Merger is expected to occur in the third quarter of 2017, subject to various conditions and terms, including approval by shareholders of both entities. The Merger is not anticipated to affect the services provided to the Fund.

AAMI currently serves as the Fund’s administrator. The address of AAMI is 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. AAMI is a wholly-owned subsidiary of Aberdeen Asset Management PLC.

AAMI subcontracts certain of its responsibilities as administrator to State Street Bank and Trust Company. The address of State Street Bank and Trust Company is One Heritage Drive, North Quincy, MA 02171.

Independent Registered Public Accounting Firm

The Fund’s Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund’s independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund’s Audit Committee reviews and pre-approves the services to be provided by the independent registered public accounting firm. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to AAMAL or any entity controlling, controlled by, or under common control with AAMAL if such services relate directly to the operations and financial reporting of the Fund. As set forth in the Audit Committee Pre-Approval Policies, the Audit Committee has authorized the Chairman of the Audit Committee to pre-approve certain services to be performed by PwC, as necessary, between audit committee meetings which would then be presented to the full Audit Committee at its next regularly scheduled meeting.

Audit Fees. The aggregate fees paid to PwC in connection with the annual audit of the Fund’s financial statements and for services normally provided by PwC in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2015 and December 31, 2016 were $104,500 and $55,000, respectively, including out-of-pocket expenses.

Audit-Related Fees. The aggregate fees paid to PwC in connection with assurance and related services reasonably related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2015 and December 31, 2016 were $0 and $0, respectively.

Tax Fees. The aggregate fees paid for domestic and international tax-related services, including tax compliance, tax advice and tax planning, rendered by PwC to the Fund for the fiscal years ended December 31, 2015 and December 31, 2016 were $45,745 and $24,950, respectively. These fees are comprised of the following:

2016
Indian tax agent costs	$15,650
US tax returns	$9,300
Mauritius tax returns	$0
Tax consulting for Mauritius taxes	$0

2015
Indian tax agent costs	$15,650
US tax returns	$9,030
Mauritius tax returns	$6,065
Tax consulting for Mauritius taxes	$15,000

All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to the Fund for the fiscal years ended December 31, 2015 and December 31, 2016 were $75,000 and $15,520, respectively. The 2015 fees are attributable to consulting services incurred in connection with the transition of branch operations from Mauritius in order to conduct operations directly from the United States. This transition was effected as of the end of day on March 31, 2015. The 2016 fees are attributable to tax consulting services.

The aggregate non-audit fees billed by PwC for services rendered to the Fund, AAMAL, the Fund’s investment manager, and any entity controlling, controlled by or under common control with the Fund or AAMAL that provided ongoing services to the Fund for the fiscal years ended December 31, 2015 and December 31, 2016 were $2,852,523 and $3,433,670, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PwC.

None of the services described above, provided in the fiscal year ended December 31, 2016, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Other Business

The Fund’s Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

Stockholder Proposals

All proposals by Stockholders of the Fund that are intended to be presented at the Fund’s next Annual Meeting of Stockholders, to be held in 2018, must be received by the Fund (addressed to The India Fund, Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103) in order to be considered for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than January 23, 2018. Any Stockholder who desires to bring a proposal for consideration at the Fund’s year 2018 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to The India Fund, Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103) during the period from February 21, 2018 to March 23, 2018. However, if the Fund’s 2018 Annual Meeting of Stockholders is held earlier than May 22, 2018 or later than August 20, 2018, such written notice must be delivered to the Secretary or Assistant Secretary of the Fund no earlier than 120 days before the date of the 2018 Annual Meeting of Stockholders and no later than the later of 90 days before the date of the 2018 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2018 Annual Meeting of Stockholders.

Any Stockholder proposal intended to be included in the Fund’s proxy statement, including any accompanying supporting statement, may not exceed 500 words. A Stockholder desiring to submit such a proposal must be a record or beneficial owner of shares with a market value of $2,000 or 1% of shares entitled to vote on a proposal at the 2018 Annual Meeting of Stockholders and must have held such shares for at least one year. Further, the Stockholder must continue to hold such shares through the date on which the 2018 Annual Meeting of Stockholders is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of Stockholders, and a Stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act and Section 4(b) of the By-Laws of the Fund. The timely submission of a proposal does not guarantee its inclusion in a Fund’s proxy materials.

Stockholder Communications with the Board of Directors

The Fund has adopted procedures by which Fund Stockholders may send communications to the Board of Directors. Stockholders may mail written communications to the Board to the attention of the Board of Directors of The India Fund, Inc., c/o the Fund’s Chief Legal Officer, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. Stockholder communications must (i) be in writing and be signed by the Stockholder and (ii) identify the number of shares held by the Stockholder. The Chief Legal Officer of the Fund is responsible for reviewing properly submitted Stockholder communications. The Chief Legal Officer shall either (i) provide a copy of each properly submitted Stockholder communication to the Board at its next regularly scheduled board meeting or (ii) if the Chief Legal Officer determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The Chief Legal Officer may, in good faith, determine that a Stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, Stockholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures shall not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a Stockholder of the Fund, or (iii) any Stockholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act or any communication made in connection with such a proposal.

The Fund does not have a formal policy regarding attendance by Directors at Annual Meetings of Stockholders.

Expenses of Proxy Solicitation

The costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund, even if the proposals are not successful, as will all of the other costs in connection with the Meeting. Proxies may also be solicited personally by Directors and officers of the Fund, by employees of the Fund’s transfer agent, and by regular employees of AAMAL, its respective affiliates or other representatives of the Fund, and may be accomplished by telephone in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses so incurred.

In addition, Georgeson Inc. (“Georgeson”), a proxy solicitation firm, has been retained to assist in the solicitation of the proxy vote. It is anticipated that Georgeson will be paid an amount estimated at $3,000 plus reasonable out-of-pocket expenses. Therefore, expenses of the Meeting will include costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or telegraph, (iii) reimbursing brokerage houses, banks and other fiduciaries and (iv) compensating the proxy solicitor.

Georgeson may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders’ identities, to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. A Stockholder voting by telephone would be asked for his or her social security number or other identifying information and would be given an opportunity to authorize proxies to vote his or her shares in accordance with his or her instructions. To ensure that the Stockholder’s instructions have been recorded correctly, he or she will receive a confirmation of such instructions in the mail. The confirmation is a replica of the proxy card, but with marks indicating how the Stockholder voted, along with a special toll-free number which will be available in the event the Stockholder wishes to change or revoke the vote. Although a Stockholder’s vote may be taken by telephone, each Stockholder will receive a copy of this proxy statement and may vote by mailing the enclosed proxy card. If you have any questions or need assistance in voting, please contact Georgeson at its toll-free number, 1-866-297-1264.

Please vote promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the instructions on the enclosed proxy card for voting by telephone or over the Internet.

May 23, 2017

By order of the Board of Directors,

Megan Kennedy
Vice President and Secretary

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 1735 Market St., 32nd Floor Philadelphia, PA 19103 on June 21, 2017

Please detach at perforation before mailing.

PROXY	THE INDIA FUND, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 21, 2017

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned Stockholder(s) of The India Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy, and Kasey Deja, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of The India Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, June 21, 2017, at 10:30 a.m. Eastern time, at the offices of Aberdeen Asset Management Inc., 1735 Market St., 32nd Floor, Philadelphia, PA 19103, and at any adjournment or postponement thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed (or returned electronically) but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director (Proposal 1).

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

IF YOU ARE VOTING BY MAIL, PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

IFN_28822_052217

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

The India Fund, Inc.

Stockholders Meeting to Be Held on Wednesday, June 21, 2017, at 10:30 a.m. (Eastern time)

The Proxy Statement for this meeting is available at: http://www.aberdeenIFN.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated May 23, 2017 and upon all other such matters as may properly come before the meeting or any adjournment or postponement thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposals THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES
FOR DIRECTOR IN PROPOSAL 1.

1.	To elect two Class II Directors to the Board of Directors to serve until the 2020 Annual Meeting of Stockholders.

		FOR	AGAINST	ABSTAIN
01.	Luis F. Rubio	☐	☐	☐
02.	Leslie H. Gelb	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

608999900109999999999

⬛	xxxxxxxxxxxxxx	IFN 28822	M xxxxxxxx	+